Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Bell, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of CareDx, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 1, 2017	By:	/s/ Michael Bell
Michael Bell
Chief Financial Officer
(Principal Accounting and Financial Officer)